UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): October 25, 2004

                    The St. Paul Travelers Companies, Inc.
            (Exact name of registrant as specified in its charter)


           Minnesota                  001-10898                41-0518860
        (State or other              (Commission             (IRS Employer
jurisdiction of incorporation)       File Number)       Identification Number)


               385 Washington Street                             55102
               Saint Paul, Minnesota
      (Address of principal executive offices)                 (Zip Code)

                                (651) 310-7911
             (Registrant's telephone number, including area code)

                                Not Applicable
         (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01.  Other Events.

As part of an ongoing, industry-wide investigation of insurance sales practices, the Office of the Attorney General of the State of New York has subpoenaed The St. Paul Travelers Companies, Inc., requesting documents and seeking information relating to the conduct of business between insurance brokers and The St. Paul Travelers Companies, Inc. and its subsidiaries. On October 25, 2004, The St. Paul Travelers Companies, Inc. issued a press release regarding this matter. The press release is furnished as Exhibit 99 to this Report and is incorporated by reference herein.


Item 9.01.  Financial Statements and Exhibits.

         (c)   Exhibits.


Exhibit No.    Description

99             Press release issued by The St. Paul Travelers Companies, Inc.
               on October 25, 2004.


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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:       October 26, 2004          THE ST. PAUL TRAVELERS COMPANIES, INC.

                                      By:   /s/ Bruce A. Backberg
                                           ----------------------------------
                                           Name:  Bruce A. Backberg
                                           Title: Senior Vice President

                                 EXHIBIT INDEX

Exhibit No.    Description


99             Press release issued by The St. Paul Travelers Companies, Inc.
               on October 25, 2004.